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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 10, 2003
                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of registrant as specified in its charter)

         New York                       1-3157                 13-0872805
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

400 Atlantic Street, Stamford, Connecticut                        06921
 (Address of principal executive offices)                       (Zip Code)

                                  203-541-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)





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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Securities and Exchange Commission recently amended Item 10 of Regulation S-K concerning the use of "non-GAAP financial measures." This amendment was effective for any annual or quarterly report filed with respect to a fiscal period ending after March 28, 2003. Prior to this effective date, International Paper filed an Annual Report on Form 10-K (Annual Report) for the year ended December 31, 2002. In anticipation of the filing of subsequent registration statements that incorporate by reference financial information from International Paper's Annual Report, the Company is filing this Form 8-K solely for the purpose of conforming certain Items included in the Annual Report to the new requirements of Item 10 of Regulation S-K. The Item numbers and information set forth in Item 7 below refer to Item numbers required to be included in the Annual Report and information responsive to such Items.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

     Exhibit 99.1 Part II. Item 6. Selected Financial Data

                           Item 7. Management's Discussion and Analysis of
                                   Financial Condition and Results of Operations

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
---------------------------
       (Registrant)


Date: June 10, 2003                      By /s/ Barbara L. Smithers
Stamford, Connecticut                    --------------------------------------
                                         Vice President and Corporate Secretary